Government Bonds, And Other Assets - Summary of Balance of Government Bonds (Detail) - Government Bonds - MXN ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Disclosure Of Notes Receivable Government Bonds And Other Non Current Assets [Line Items]
Government bonds	$ 35,875,353	$ 64,132,418
Less: current portion of Government Bonds, net of expected credit losses	14,740,032	28,637,314
Total long-term notes receivable	21,135,321	35,495,104
Expected credit losses	$ 2,869	$ 5,595